Encore Capital Group Investor Presentation August 2011 Exhibit 99.1

CAUTIONARY NOTE ABOUT FORWARD-LOOKING STATEMENTS

FORWARD-LOOKING STATEMENTS
The statements in this presentation that are not historical facts, including, most importantly, those statements preceded by, or that include, the words “may,”
“believe,” “projects,” “expects,” “anticipates” or the negation thereof, or similar expressions, constitute “forward-looking statements” within the meaning of the
Private Securities Litigation Reform Act of 1995 (the “Reform Act”).  These
statements may include, but are not limited to, statements regarding our future operating results and growth.  For all “forward-looking statements,” the Company claims the protection of the safe harbor for forward-looking statements contained in the Reform Act.  Such forward-looking statements involve risks, uncertainties and other factors which may cause actual results, performance or achievements of the
Company and its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These risks, uncertainties and other factors are discussed in the reports filed by the Company with the Securities and Exchange Commission, including the most recent reports on Forms 10-K, 10-Q and 8-K, each as it may be amended from time to time.  The Company disclaims any intent or obligation to update these forward-looking statements.

INVESTMENT HIGHLIGHTS

• Favorable supply and demand dynamics have existed since
2008, with a few credible, large buyers
• Strong performance is expected to continue
• Operational and financial leverage is increasing, largely due to the success of our operating center in India
• Analytic insights inform our valuation and operating strategies and allow for a closer partnership with consumers

ENCORE IS A LEADING PLAYER IN THE CONSUMER DEBT BUYING AND
RECOVERY INDUSTRY

Revenue Composition
As of June 30, 2011
Global Capabilities
Debt Purchasing & Collections
Bankruptcy Servicing
•
Purchase and collection
of charged-off unsecured
consumer receivables
(primarily credit card)
•
Robust business model
emphasizing consumer
intelligence and
operational specialization
•
Invested ~$2.0 billion to
acquire receivables with a face
value of ~$61 billion
•
Acquired ~36 million consumer
accounts since inception
•
Process secured consumer bankruptcy accounts for leading
auto lenders and other financial institutions
•
Proprietary software dedicated to bankruptcy servicing
•
Operational platform that integrates lenders, trustees,
and consumers
Debt Purchasing & Collections
Bankruptcy Servicing
St Cloud, MN
Arlington, TX
Phoenix, AZ
Delhi, India
Call Center /
Technology Site
Call Center Site
Ascension
Call Center Site
San Diego, CA
Headquarters/
Call Center Site

STRATEGIC DECISIONS MADE OVER THE PAST DECADE
DEMONSTRATE OUR ABILITY TO FORESEE, AND ADAPT TO, CHANGES

•
Hired first statisticians
• Created first and second generation
forecasting models
•
Created 1    generation operational
models (mail channel and call center)
• In late 2005, we established a call center in
India. We believe it is the only late-stage
collections platform in India, at
approximately 1/3 the cost of our U.S.
operations
• Between 2005 and 2007 we remained
disciplined and avoided high priced
portfolios that did not meet internal hurdle
rates
• In 2008 we built and implemented the industry’s
first known ability-to-pay (capability) model
•
In 2009, we ramped up
purchasing to take
advantage of the favorable
market environment
• In February 2010, we entered
into a new $327.5 million
revolving credit facility which
was subsequently increased
to $410.5 million, and added
$75 million in two private
placement transactions with
Prudential
Emerging Market
2001 2003
Overconfidence and
Irrational Pricing
2005 2007
Attractive Opportunity
2011 2009 2002 2004 2006 2008 2010
Demand
Supply
st

THESE DECISIONS ARE DRIVING STRONG RESULTS

2010 2009
YOY Growth
Annual Variance
$604,609 $116,817
24%
$487,792
Collections
$381,308 $64,889 21% $316,419
Revenue
$346,656 $82,051 31% $264,605
Adjusted EBITDA*
$361,957
$105,325
41%
$256,632
Purchases
$1.95 $0.58
42%
$1.37
EPS
($000s, except EPS and ratios)
* Adjusted EBITDA is a non-GAAP number. The Company considers Adjusted EBITDA to be a meaningful indicator of operating performance and uses it as a measure to assess the operating performance of the Company. See Reconciliation of Adjusted EBITDA to GAAP Net Income at the end of this presentation.
Q2 11
$195,081
$115,830
$116,484
$93,701
$0.58
Q2 10
$156,789
$96,231
$90,458
$83,337
$0.47

WE HAVE SIGNIFICANTLY INCREASED BOTH OPERATING CASH FLOW
(ADJUSTED EBITDA) AND CASH COLLECTIONS

($ millions)
* Adjusted EBITDA is a non-GAAP number. The Company considers Adjusted EBITDA to be a meaningful indicator of operating performance and uses it as a measure to assess the operating performance of the Company. See Reconciliation of Adjusted EBITDA to GAAP Net Income at the end of this presentation
** LTM data as of 06/30/2011
Adjusted EBITDA* and Gross Collections by year
$150
$250
$350
$450
$550
$650
2007 2008 2009 2010 LTM**
Gross Collections Adjusted  EBITDA

WHILE ENHANCING THE FUTURE VALUE OF THE COMPANY

Annual Estimated Remaining Gross Collection (ERC) and Total Debt
($ millions, at end of period)
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
2006 2007 2008 2009 2010 Q2 2011
ERC
Total Debt

Mar-01
Sep-01
Mar-02
Sep-02
Mar-03
Sep-03
Mar-04
Sep-04
Mar-05
Sep-05
Mar-06
Sep-06
Mar-07
Sep-07
Mar-08
Sep-08
Mar-09
Sep-09
Mar-10
Sep-10
Mar-11

encore
CAPITAL GROUP

WE BELIEVE THAT OUR CURRENT ESTIMATE OF REMAINING
COLLECTIONS IS CONSERVATIVE GIVEN OUR HISTORY

Cumulative collections (initial expectation vs. actual)
($ millions, March 01 – June 11)
Actual cash
collections
Initial
projections
$-
$250
$500
$750
$1,000
$1,250
$1,500
$1,750
$2,000
$2,250
$2,500
$2,750
$3,000
$3,250
$3,500

MARKET DYNAMICS CONTINUE TO BE IN OUR FAVOR, WHILE THE
REGULATORY ENVIRONMENT REMAINS CHALLENGING

Charge-offs
remain
elevated
Consumer
credit continues
to experience
losses at near
record levels
Supply more
closely
managed by
the issuers
Demand
increasing, albeit
slowly
Few players with
access to
significant
amounts of capital
Continued exit of
large players, but
others starting to
gain traction
Consumer
performance
remains predictable
Our models continue
to predict consumer
behavior with a high
degree of accuracy
Significant
regulatory and
legislative scrutiny
Both in our industry
and in the financial
services sector at
large

OUR CONSUMERS HAVE SHOWN THAT THEY ARE RESILIENT DESPITE
THE MACROECONOMIC ENVIRONMENT

Overall payer rate for all active inventory
2008
0.8%
0.9%
1.0%
1.1%
1.2%
1.3%
1.4%
1.5%
1.6%
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
2009
2010
2011

2,000,000
1,500,000
1,000,000
500,000
-
Q1 2001
Q2 2001
Q3 2001
Q4 2001
Q1 2002
Q2 2002
Q3 2002
Q4 2002
Q1 2003
Q2 2003
Q3 2003
Q4 2003
Q1 2004
Q2 2004
Q3 2004
Q4 2004
Q1 2005
Q2 2005
Q3 2005
Q4 2005
Q1 2006
Q2 2006
Q3 2006
Q4 2006
Q1 2007
Q2 2007
Q3 2007
Q4 2007
Q1 2008
Q2 2008
Q3 2008
Q4 2008
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011

encore CAPITAL GROUP

AS A RESULT, WE HAVE BEEN ABLE TO ACCELERATE OUR ABILITY TO HELP CONSUMERS MOVE TOWARD FINANCIAL RECOVERY 12 Consumers with whom we have partnered to retire their debt (cumulative)

CONSUMER BILL OF RIGHTS

In all that we do, we strive to treat consumers with respect and integrity. We are committed to engaging in dialogue that is respectful and constructive, creating solutions for our consumers that resolve their debt, and ensuring that those who work on our behalf adhere to these same standards. We operate in compliance with the laws that regulate our industry, and we hope to play an important and productive role in people's lives.

Article 1: Contacting Consumers in a Timely and Effective Manner

a. At the outset of collection activity, we will send a debt validation notice informing the consumer that their account has been purchased, identifying the creditor that held the debt at default, clearly stating the balance owed, and giving the consumer an opportunity to both request further information and resolve the debt.

b. Before sending the debt validation notice, we will use reasonable efforts to verify the consumer's current address.

c. If any debt validation notice to a consumer is returned, we will disable that address, use reasonable efforts to verify the consumer's current address, and, if found, send another validation letter to the new address.

d. All collection letters we mail to a consumer will identify the creditor that held the debt at default, the creditor's account number, and the current balance owed, along with other identifying information, as appropriate.

Article 2: Resolving Accounts Quickly and Honestly

a. Our employees who interact with consumers will be trained on, and expected to comply with, applicable federal, state and local laws and regulations concerning fair and ethical collection practices. Employees' conduct in this regard will be monitored for compliance.

b. When interacting with consumers, our employees will listen and work hard to understand their consumers' needs.

c. Our employees will strive to develop and present innovative payment options that allow for the effective repayment of the obligation and accommodate the consumer's financial situation. Payment options will be discussed with the consumer in plain and simple language.

WE HAVE TAKEN A LEADERSHIP STANCE BY OUTLINING OUR CORE
PRINCIPLES IN AN INDUSTRY-FIRST CONSUMER BILL OF RIGHTS

Clearly states what our consumers
should expect during the collection
process
Gives consumers concrete
assurances about our conduct
No interest once payments are
established if maintained
No systematic messages left
Cessation of collections under
certain circumstances
Positions Encore as a company
that governmental entities should
consult with prior to enacting
regulations that impact the industry

OUR OPERATIONAL SUCCESS IS BASED UPON FOUR STRATEGIC PRIORITIES 14 ENCORE’S STRATEGIC PILLARS ANALYTIC STRENGTH COST LEADERSHIP CONSUMER INTELLIGENCE PRINCIPLED INTENT

OUR ANALYTIC REACH EXTENDS FROM PRE-PURCHASE
THROUGHOUT OUR ENTIRE OWNERSHIP PERIOD

No effort
Legal
Outsourcing
Legal effort
model with
Capability
Call
Centers
Call effort
model with
Capability
Direct
Mail
Letter effort
model with
Capability
Agency effort
model with
Capability
Collections operations that
optimize effort and profitability
Core competency in understanding the
payer behavior of distressed consumers
Cross-channel
coordination
and optimization
Consumer
behavior
research
Market data
and insight
Portfolio
valuation
Pre-purchase
model
Continuous feedback between
operations and valuation
Collection
Agency
Outsourcing

Global Call Centers (LHS)
India Call Center (LHS)*
Total CTC (RHS)
25
20
15
10
5
54
50
46
42
38
51.5
50.2
47.6
43.7
40.4
2007
2008
2009
2010
H1 2011

encore CAPITAL GROUP

WE HAVE FUNDAMENTALLY CHANGED THE COST STRUCTURE OF THE COMPANY OVER THE PAST FOUR YEARS… 16 Variable cost to collect * (%) * Represents salaries, variable compensation and employee benefits

India
U.S.
2007
2008
2009
2010
2011E

encore
CAPITAL GROUP

DRIVEN BY OUR ANALYTICS AND OUR INDIA CENTER, WITH THE
LATTER PRODUCING HALF OF CALL CENTER COLLECTIONS

Collections from all call centers
($ millions)
$126
$157
$186
$268
Percent
of Total:
10% 19% 30%
44%
~$340
50%

SUMMARY

• Strong performance is expected to continue
• Analytic insights inform our valuation and operating strategies and allow for a closer partnership with consumers
• Favorable supply and demand dynamics have existed since
2008, with a few credible, large buyers
• Operational and financial leverage is increasing, largely due to the success of our operating center in India

APPENDIX:  RECONCILIATION OF ADJUSTED EBITDA

Reconciliation of Adjusted EBITDA to GAAP Net Income
(Unaudited, In Thousands)
Three Months Ended
Note: The periods 3/31/07 through 12/31/08 have been adjusted to reflect the retrospective application of ASC 470-20
3/31/07 6/30/07 9/30/07 12/31/07 3/31/08 6/30/08 9/30/08 12/31/08 3/31/09 6/30/09 9/30/09 12/31/09 3/31/10 6/30/10 9/30/10 12/31/10 3/31/11 6/30/11
GAAP net income, as reported 4,991 (1,515) 4,568 4,187 6,751 6,162 3,028 (2,095) 8,997 6,641 9,004 8,405 10,861 11,730 12,290 14,171 13,679 14,775
Interest expense
4,042 4,506 4,840 5,260 5,200 4,831 5,140 5,401 4,273 3,958 3,970 3,959 4,538 4,880 4,928 5,003 5,593 5,369
Contingent interest expense
3,235 888 - - - - - - - - - - - - - - - -
Pay-off of future contingent interest - 11,733 - - - - - - - - - - - - - - - -
Provision for income taxes 3,437 (1,031) 1,315 2,777 4,509 4,225 2,408 (1,442) 5,973 4,166 5,948 4,609 6,490 6,749 6,632 9,075 8,601 9,486
Depreciation and amortization 869 840 833 810 722 766 674 652 623 620 652 697 673 752 816 958 1,053 1,105
Amount applied to principal on receivable portfolios
28,259 29,452 26,114 29,498 40,212 35,785 35,140 46,364 42,851 48,303 49,188 47,384 58,265 64,901 63,507 53,427 85,709 83,939
Stock-based compensation expense
801 1,204 1,281 1,001 1,094 1,228 860 382 1,080 994 1,261 1,049 1,761 1,446 1,549 1,254 1,765 1,810
Adjusted EBITDA 45,634 46,077 38,951 43,533 58,488 52,997 47,250 49,262 63,797 64,682 70,023 66,103 82,588 90,458 89,722 83,888 116,400 116,484